UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2026

Olema Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39712	30-0409740
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

780 Brannan Street
San Francisco, California		94103
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415 651-3316

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OLMA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 13, 2026, Olema Pharmaceuticals, Inc. (the “Company”) announced the appointment of Jason O’Byrne as the Company’s Chief Financial Officer, principal financial officer and principal accounting officer, which was approved by the Board of Directors of the Company (the “Board”) on July 28, 2026 and effective as of August 11, 2026 (the “Effective Date”).

Mr. O’Byrne, age 58, served as Executive Vice President and Chief Financial Officer of Vir Biotechnology, Inc., a biopharmaceutical company, from October 2024 to August 2026. Prior to that, Mr. O’Byrne served as Chief Financial Officer of Caribou Biosciences, Inc., a biopharmaceutical company, from 2021 to 2024. Previously, Mr. O’Byrne served as Vice President, and subsequently, Senior Vice President of Finance at Audentes Therapeutics, Inc., a biotechnology company, from 2019 to 2021, including through its acquisition by Astellas Pharma in 2020. Earlier in his career, Mr. O’Byrne spent 13 years at Genentech, Inc., a biotechnology company, and its parent company the Roche Group, a global healthcare company, where he held finance leadership positions of increasing responsibility, including Vice President, Head of Finance for Roche Asia-Pacific and Vice President, Global Head of Finance for Product Development and Product Strategy. Mr. O’Byrne received a B.A.Sc. in mechanical engineering from the University of British Columbia and an M.B.A. in finance, with distinction, from New York University’s Stern School of Business.

There are no family relationships between Mr. O’Byrne and any director or executive officer of the Company that are required to be disclosed pursuant to Item 401(d) of Regulation S-K. There are no transactions involving Mr. O’Byrne that are required to be disclosed pursuant to Item 404(a) of Regulation S-K, and Mr. O’Byrne was not selected to serve as the Company’s Chief Financial Officer pursuant to any arrangement or understanding with any other person.

In connection with his appointment, Mr. O’Byrne and the Company entered into an offer letter (the “Offer Letter”). Pursuant to the Offer Letter, Mr. O’Byrne’s initial annualized base salary is $545,000. In addition, Mr. O’Byrne is eligible to receive an annual performance bonus with a target opportunity equal to 45% of his annual base salary. Mr. O’Byrne also received a sign-on bonus consisting of (i) $250,000, payable within 30 days following the Effective Date, and (ii) $100,000, payable within 30 days following the first anniversary of the Effective Date, in each case subject to certain service-based repayment obligations. All payments under the Offer Letter are subject to applicable withholdings and deductions. Mr. O’Byrne’s employment is on an “at-will” basis.

As provided in the Offer Letter, subject to approval by the Board, the Company will grant Mr. O’Byrne an option pursuant to the Company’s 2022 Inducement Plan (the “Plan”) to purchase 650,000 shares of the Company’s common stock (the “Option”). The Option will vest over four years, with 25% of the shares subject to the Option vesting on the first anniversary of the Effective Date and the remaining shares vesting monthly thereafter, subject to Mr. O’Byrne’s continued service to the Company through each applicable vesting date. The Option will be granted as an inducement material to Mr. O’Byrne’s entering into employment with the Company in accordance with Nasdaq Listing Rule 5635(c)(4). Mr. O’Byrne has not previously been an employee or director of the Company.

Pursuant to the Offer Letter, if the Company terminates Mr. O’Byrne’s employment without Cause (as defined in the Offer Letter) or Mr. O’Byrne resigns for Good Reason (as defined in the Offer Letter) within three months prior to or 18 months after a Change in Control (as defined in the Offer Letter), Mr. O’Byrne will be entitled to receive (a) a lump sum equal to 12 months of his then-current annual base salary plus his target bonus for the year in which the termination occurs; (b) a prorated annual bonus for the year in which the separation from service occurs, based on corporate performance for such year and the number of months of service during such year, as determined by the Board; (c) accelerated vesting of his then-outstanding unvested time-based equity awards; and (d) reimbursement of COBRA premiums for Mr. O’Byrne and his eligible dependents for up to 12 months.

If the Company terminates Mr. O’Byrne’s employment without Cause or Mr. O’Byrne resigns for Good Reason other than during the Change in Control period described above, Mr. O’Byrne will be entitled to receive (a) continued payment of his then-current annual base salary for 12 months; (b) a prorated annual bonus for the year in which the separation from service occurs, based on corporate performance for such year and the number of months of service during such year, as determined by the Board; (c) if the separation occurs more than 12 months after the Effective Date, accelerated vesting of 50% of the then-unvested portion of the Option; and (d) reimbursement of COBRA premiums for Mr. O’Byrne and his eligible dependents for up to 12 months.

The foregoing description of the Offer Letter is qualified in its entirety by reference to the full text of the Offer Letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

In connection with Mr. O’Byrne’s appointment, the Company also entered into its standard form of indemnification agreement with Mr. O’Byrne, a copy of which was filed as Exhibit 10.8 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

The Company elected to delay the filing of the disclosure of Mr. O’Byrne’s appointment until the public announcement of his appointment in accordance with the instruction to paragraph (c) of Item 5.02(c) of Form 8-K.

Item 7.01 Regulation FD Disclosure.

On August 13, 2026, the Company issued a press release announcing the appointment of Mr. O’Byrne as the Company’s Chief Financial Officer.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Offer Letter by and between Olema Pharmaceuticals, Inc. and Jason O’Byrne, dated July 24, 2026.
99.1	Press Release, dated August 13, 2026, of Olema Pharmaceuticals, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLEMA PHARMACEUTICALS, INC.

Date:	August 13, 2026	By:	/s/ Sean Bohen, M.D., Ph.D.
Sean Bohen, M.D., Ph.D. President and Chief Executive Officer